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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 22, 2005

     Structured Asset Mortgage Investments II Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120916 (Commission file number)	30-0183252 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

Registrant's telephone number, including area code (212) 272-2000

          N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Structured Asset Mortgage Investments II Inc. (the “Registrant”), as depositor (the “Depositor”), registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-120916) (the “Registration Statement”). Pursuant to the Registration Statement, Thornburg Mortgage Securities Trust 2005-4 issued publicly its Mortgage Pass-Through Certificates, Series 2005-4 (the “Certificates”), on December 22, 2005.

The Certificates were issued pursuant to a trust, pooling and servicing agreement, dated as of December 1, 2005, among the Depositor, Thornburg Mortgage Home Loans, Inc., Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, U.S. Bank National Association, as Trustee and Wilmington Trust Company, as Delaware Trustee.

Capitalized terms not defined herein have the meanings assigned in the Trust, Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(d)           Exhibits:

4.1          Trust, Pooling and Servicing Agreement

99.1          Mortgage Loan Purchase Agreement

99.2          Auction Administration Agreement

99.3           ISDA Master Agreement, Schedule to ISDA Master Agreement and swap confirmation

99.4          Cap Agreement re: Class A-1 Certificate

99.5          Cap Agreement re: Class A-2 Certificate

99.6          Cap Agreement re: Class A-3 Certificate

99.7          Cap Agreement re: Class A-4 Certificate

99.8           Countrywide Reconstituted Servicing Agreement

99.9           Wells Fargo Reconstituted Servicing Agreement

99.10           ABN AMRO Reconstituted Servicing Agreement

99.11           Bank of America Reconstituted Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. By: /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Dated: January 10, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Trust, Pooling and Servicing Agreement, dated as of December 1, 2005, among the Registrant, U.S. Bank National Association, Wilmington Trust Company, Wells Fargo Bank, N.A. and Thornburg Mortgage Home Loans, Inc.

99.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2005, between Thornburg Mortgage Home Loans, Inc. and the Registrant.

99.2	Auction Administration Agreement, dated as of December 22, 2005, between Greenwich Capital Derivatives, Inc. and Wells Fargo Bank, N.A.

99.3	ISDA Master Agreement, Schedule to ISDA Master Agreement and swap confirmation, each dated as of December 22, 2005, between Greenwich Capital Derivatives, Inc. and Wells Fargo Bank, N.A.

99.4	Cap agreement, dated as of December 22, 2005, between the Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-4, relating to the Class A-1 Certificates.

99.5	Cap agreement, dated as of December 22, 2005, between the Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-4, relating to the Class A-2 Certificates.

99.6	Cap agreement, dated as of December 22, 2005, between the Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-4, relating to the Class A-3 Certificates.

99.7	Cap agreement, dated as of December 22, 2005, between the Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-4, relating to the Class A-4 Certificates.

99.8	Reconstituted Servicing Agreement dated as of December 1, 2005, by and among Thornburg Mortgage Home Loans, Inc., Countrywide Home Loans, Inc., U.S. Bank National Association, and acknowledged by Wells Fargo Bank, N.A.

99.9	Reconstituted Servicing Agreement dated as of December 1, 2005, by and among Thornburg Mortgage Home Loans, Inc. and Wells Fargo Bank, N.A. and acknowledged by Wells Fargo Bank, N.A. and U.S. Bank National Association between the Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2005-4, relating to the Class A-4 Certificates.

99.10	Reconstituted Servicing Agreement dated as of December 1, 2005, by and among Thornburg Mortgage Home Loans, Inc., ABN AMRO Mortgage Group, Inc. and Thornburg Mortgage Securities Trust 2005-4 and acknowledged by Wells Fargo Bank, N.A.

99.11	Reconstituted Servicing Agreement dated as of December 1, 2005, by and among Thornburg Mortgage Home Loans, Inc., Bank of America, National Association, U.S. Bank National Association, and acknowledged by Wells Fargo Bank, N.A.